UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: Oct 30, 2023

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Supplemental Award of Attorneys’ Fees and Expenses

On August 31, 2022, the arbitrator presiding over the Reliability, Incorporated and Maslow Media Group, Inc. arbitration case versus Vivos Holdings, LLC; Vivos Real Estate Holdings, LLC; Naveen Doki; Silvija Valleru; Suresh Doki; Shirisha Janumpally, individually and as Trustee of Judos Trust; Kalyan Pathuri, individually and as Trustee of Igly Trust; and Federal Systems, LLC issued an Arbitration Award with the Company and MMG prevailing on their claims.

Subsequently, there were two supplemental awards issued by the Arbitrator on May 17, 2023 and October 10, 2023, the latter appointing a Rehabilitative Receiver whose primary purpose is to collect the Award, and who also has been granted specified powers as described in the 8Q released on October 19, 2023.

On October 27, 2023, the Arbitrator entered a third supplemental award of attorneys’ fees and expenses in favor of Reliability, Incorporated., individually and as agent for Maslow Media Group, Inc.; Nicholas Tsahalis; Mark Speck; Jeffrey Eberwin; and Lone Star Value Management, LLC, against Naveen Doki; Silvija Valleru; Shirisha Janumpally, individually and as Trustee of Judos Trust; and Kaylan Pathuri, individually and as Trustee of Igly Trust, jointly and severally, in the amount of $1,209,088.65.

Additionally, the Arbitrator stated the actual amounts of interest that would be due will depend on when and how much is collected by the Rehabilitative Receiver on each award and will leave the determination of such interest to the Rehabilitative Receiver at the time that payments are made subject to review thereof by the Arbitrator at the request of any party.

The foregoing summary of the Supplemental Award is qualified in its entirety by reference to the full text of the Supplemental Award, which is filed as Exhibit 12.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

12.1	SUPPLEMENTAL AWARD OF ATTORNEYS’ FEES AND EXPENSES, dated Oct 27, 2023.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY, INCORPORATED

By:	/s/ Nick Tsahalis
Nick Tsahalis
President and Chief Executive Officer

Date:	Oct 30, 2023